Putnam VT Sustainable Leaders Fund
The fund's portfolio
3/31/22 (Unaudited)

COMMON STOCKS (97.6%)(a)
	Shares	Value
Banks (4.6%)
Bank of America Corp.	547,204	$22,555,749
First Republic Bank/CA	57,642	9,343,768
Webster Financial Corp.	186,100	10,443,932

		42,343,449
Beverages (1.3%)
Heineken NV (Netherlands)	127,088	12,116,431

		12,116,431
Biotechnology (2.6%)
Amgen, Inc.	59,400	14,364,108
Regeneron Pharmaceuticals, Inc.(NON)	13,300	9,288,986

		23,653,094
Building products (1.7%)
Johnson Controls International PLC	244,200	16,012,194

		16,012,194
Capital markets (3.6%)
BlackRock, Inc.	20,647	15,777,818
KKR & Co., Inc.	170,100	9,945,747
TPG, Inc.(NON)(S)	245,458	7,398,104

		33,121,669
Chemicals (5.6%)
Eastman Chemical Co.	59,000	6,611,540
Ecolab, Inc.	37,700	6,656,312
Ginkgo Bioworks Holdings, Inc.(NON)	904,307	3,644,357
Koninklijke DSM NV (Netherlands)	54,992	9,828,135
Linde PLC	49,700	15,875,671
Novozymes A/S Class B (Denmark)	135,795	9,294,026

		51,910,041
Containers and packaging (1.3%)
Avery Dennison Corp.	11,600	2,018,052
Ball Corp.	106,200	9,558,000

		11,576,052
Electric utilities (2.4%)
Constellation Energy Corp.	183,200	10,305,000
NextEra Energy, Inc.	140,300	11,884,813

		22,189,813
Entertainment (1.6%)
Walt Disney Co. (The)(NON)	108,700	14,909,292

		14,909,292
Equity real estate investment trusts (REITs) (1.5%)
Boston Properties, Inc.(R)	104,300	13,433,840

		13,433,840
Food and staples retail (2.7%)
Walmart, Inc.	165,500	24,646,260

		24,646,260
Food products (1.4%)
McCormick & Co., Inc. (non-voting shares)	132,100	13,183,580

		13,183,580
Health-care equipment and supplies (3.2%)
Baxter International, Inc.	106,500	8,258,010
Boston Scientific Corp.(NON)	162,500	7,197,125
Cooper Cos., Inc. (The)	33,300	13,905,747

		29,360,882
Health-care providers and services (1.8%)
CVS Health Corp.	164,300	16,628,803

		16,628,803
Hotels, restaurants, and leisure (4.3%)
Chipotle Mexican Grill, Inc.(NON)	8,900	14,080,067
Hilton Worldwide Holdings, Inc.(NON)	123,499	18,739,738
Vail Resorts, Inc.	26,200	6,819,074

		39,638,879
Independent power and renewable electricity producers (1.2%)
AES Corp. (The)	429,100	11,040,743

		11,040,743
Industrial conglomerates (1.5%)
Roper Technologies, Inc.	28,300	13,364,109

		13,364,109
Insurance (1.7%)
AXA SA (France)	441,054	12,880,502
Prudential PLC (United Kingdom)	209,438	3,093,770

		15,974,272
Internet and direct marketing retail (5.1%)
Amazon.com, Inc.(NON)	13,295	43,341,035
Etsy, Inc.(NON)	30,951	3,846,590

		47,187,625
IT Services (4.1%)
Fidelity National Information Services, Inc.	106,400	10,684,688
PayPal Holdings, Inc.(NON)	29,200	3,376,980
Shopify, Inc. Class A (Canada)(NON)(S)	6,200	4,190,952
Visa, Inc. Class A	87,700	19,449,229

		37,701,849
Life sciences tools and services (4.4%)
Danaher Corp.	72,800	21,354,424
Thermo Fisher Scientific, Inc.	32,700	19,314,255

		40,668,679
Machinery (3.9%)
Deere & Co.	32,000	13,294,720
Fortive Corp.	203,100	12,374,883
Ingersoll Rand, Inc.	205,600	10,351,960

		36,021,563
Multiline retail (1.9%)
Target Corp.	83,600	17,741,592

		17,741,592
Personal products (1.0%)
Unilever PLC (United Kingdom)	203,602	9,215,925

		9,215,925
Pharmaceuticals (3.3%)
Eli Lilly and Co.	63,600	18,213,132
Merck & Co., Inc.	147,700	12,118,785

		30,331,917
Road and rail (1.6%)
Union Pacific Corp.	55,200	15,081,192

		15,081,192
Semiconductors and semiconductor equipment (5.6%)
Applied Materials, Inc.	76,400	10,069,520
ASML Holding NV (NY Reg Shares) (Netherlands)	13,900	9,284,227
NVIDIA Corp.	73,200	19,973,352
Texas Instruments, Inc.	67,600	12,403,248

		51,730,347
Software (13.3%)
Adobe, Inc.(NON)	46,800	21,323,016
Intuit, Inc.	20,800	10,001,472
Microsoft Corp.	249,400	76,892,514
salesforce.com, Inc.(NON)	69,800	14,819,936

		123,036,938
Specialty retail (0.5%)
Home Depot, Inc. (The)	15,300	4,579,749

		4,579,749
Technology hardware, storage, and peripherals (8.2%)
Apple, Inc.	430,988	75,254,815

		75,254,815
Textiles, apparel, and luxury goods (0.7%)
Levi Strauss & Co. Class A	324,670	6,415,479

		6,415,479

Total common stocks (cost $593,209,676)		$900,071,073

SHORT-TERM INVESTMENTS (3.6%)(a)
		Principal amount/shares	Value
Interest in $272,950,000 joint tri-party repurchase agreement dated 3/31/2022 with Royal Bank of Canada due 4/1/2022 - maturity value of $22,610,188 for an effective yield of 0.300% (collateralized by Agency Mortgage-Backed Securities and U.S. Treasuries (including strips) with coupon rates ranging from 0.000% to 4.500% and due dates ranging from 6/28/2022 to 11/15/2050, valued at $278,411,320)		$22,610,000	$22,610,000
Putnam Cash Collateral Pool, LLC 0.37%(AFF)	Shares	10,204,850	10,204,850

Total short-term investments (cost $32,814,850)			$32,814,850
TOTAL INVESTMENTS

Total investments (cost $626,024,526)			$932,885,923

	FORWARD CURRENCY CONTRACTS at 3/31/22 (aggregate face value $22,518,862) (Unaudited)
	Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
	Bank of America N.A.
		British Pound	Sell	6/15/22	$2,426,002	$2,471,928	$45,926
	Barclays Bank PLC
		British Pound	Sell	6/15/22	612,377	623,964	11,587
	HSBC Bank USA, National Association
		British Pound	Sell	6/15/22	383,212	390,468	7,256
	JPMorgan Chase Bank N.A.
		Euro	Sell	6/15/22	9,040,621	9,072,295	31,674
	State Street Bank and Trust Co.
		Euro	Sell	6/15/22	2,512,645	2,521,564	8,919
	UBS AG
		Euro	Sell	6/15/22	7,424,572	7,438,643	14,071

	Unrealized appreciation						119,433

	Unrealized (depreciation)						—

	Total						$119,433
*	The exchange currency for all contracts listed is the United States Dollar.

	Notes to the fund's portfolio
	Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from January 1, 2022 through March 31, 2022 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $921,957,842.
(NON)	This security is non-income-producing.
(AFF)	Affiliated company. For investments in Putnam Cash Collateral Pool, LLC and Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 12/31/21	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 3/31/22
	Short-term investments
	Putnam Cash Collateral Pool, LLC*#	$3,478,475	$56,107,495	$49,381,120	$2,043	$10,204,850
	Putnam Short Term Investment Fund**	10,985,166	10,065,463	21,050,629	1,046	—

	Total Short-term investments	$14,463,641	$66,172,958	$70,431,749	$3,089	$10,204,850
	* The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. The fund receives cash collateral, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC and there were no realized or unrealized gains or losses during the period.
	# At the close of the reporting period, the fund received cash collateral of $10,204,850 for securities loaned. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period. At the close of the reporting period, the value of securities loaned amounted to $9,802,634.
	** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
(R)	Real Estate Investment Trust.
(S)	This security is on loan, in part or in entirety, at the close of the reporting period.
	At the close of the reporting period, the fund maintained liquid assets totaling $55,061 to cover certain derivative contracts.
	Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
	Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
	Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
	Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
	Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.
	To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
	To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
	Repurchase agreements: The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements, which totaled $23,062,392 at the end of the reporting period, is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
	Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used to hedge foreign exchange risk.
	The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
	For the fund's average contract amount on forward currency contracts, see the appropriate table at the end of these footnotes.
	Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.
	Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
	Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
	At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$14,909,292	$—	$—
Consumer discretionary	115,563,324	—	—
Consumer staples	37,829,840	21,332,356	—
Financials	75,465,118	15,974,272	—
Health care	140,643,375	—	—
Industrials	80,479,058	—	—
Information technology	287,723,949	—	—
Materials	44,363,932	19,122,161	—
Real estate	13,433,840	—	—
Utilities	33,230,556	—	—

Total common stocks	843,642,284	56,428,789	—
Short-term investments	—	32,814,850	—

Totals by level	$843,642,284	$89,243,639	$—
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$119,433	$—

Totals by level	$—	$119,433	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Forward currency contracts (contract amount)	$22,600,000
For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com